                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

May 2, 2000


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                         Intermedia Communications, Inc.
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             (Exact name of registrant as specified in its charter)


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             Delaware                                          59-2913586
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(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)


                                     0-20135
                                     -------
                            (Commission File Number)


                              3625 Queen Palm Drive
                                 Tampa, FL 33619
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)

ITEM 5.  Other Events

         On May 2, 2000, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached press release.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99 Press Release, dated May 2, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2000


                                        INTERMEDIA COMMUNICATIONS, INC.
                                                  (Registrant)

                                          /s/ Robert M. Manning
                                          ---------------------
                                            Robert M. Manning
                              Senior Vice President and Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit

No.                          Description                            Page

   99             Press release dated May 2, 2000